Exhibit 99.2

AXIS

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)

Basis of Presentation i - iii

I. Financial Highlights 1

II. Income Statements

a. Consolidated Statements of Income - Quarterly 2

b. Consolidated Statements of Income - Year to Date 3

b. Consolidated Segment Data 4

d. Gross Premium Written by Segment by Line of Business 5

e. Segment Data - Quarterly 6-7

f. Net Investment Income - Quarterly 8

III. Balance Sheets

a. Consolidated Balance Sheets 9

b. Cash and Invested Assets:

• Cash and Invested Assets Portfolio 10

• Cash and Invested Assets Composition - Quarterly 11

• Corporate Debt Composition 12

• Ten Largest Issuer Holdings in Fixed Maturity Portfolio 13

• Mortgage Backed and Assets Backed Securities Composition 14

c. Reinsurance Recoverable Analysis 15-16

IV. Loss Reserve Analysis

a. Paid to Incurred Analysis 17

b. Paid to Incurred Analysis by Segment 18

c. Paid to Incurred Analysis by Segment - Quarterly 19-20

d. Impact of Major 2011 Catastrophe Events 21

e. Net Probable Maximum Losses to Certain Peak Industry Catastrophe Exposures

V. Share Analysis

a. Earnings Per Common Share Analysis - As Reported, GAAP 23

b. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly 24

c. Diluted Book Value Per Common Share Analysis 25

VI. Non-GAAP Financial Measures

a. Non-GAAP Financial Measure Reconciliation 26

AXIS

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2010.

Amounts may not reconcile exactly due to rounding differences.

NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

• the occurrence and magnitude of natural and man-made disasters,

• actual claims exceeding our loss reserves,

• general economic, capital and credit market conditions,

• the failure of any of the loss limitation methods we employ,

• the effects of emerging claims, coverage and regulatory issues,

• the failure of our cedants to adequately evaluate risks,

• inability to obtain additional capital on favorable terms, or at all,

• the loss of one or more key executives,

• a decline in our ratings with rating agencies,

• loss of business provided to us by our major brokers,

• changes in accounting policies or practices,

• the use of industry catastrophe models and changes to those models,

• changes in governmental regulations,

• increased competition,

• changes in the political environment of certain countries in which we operate or underwrite business, and

• fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverages include physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services.

Accident & Health: Global Accident & Health business, including accidental death and sickness insurance for employer and affinity groups, financial institutions, schools and colleges, as well as accident reinsurance for catastrophic events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and, to a lesser degree, property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended June 30,			Six months ended June 30,		
		2011	2010	Change	2011	2010	Change
HIGHLIGHTS	Gross premiums written	$ 1,046,163	$ 939,873	11.3%	$ 2,594,593	$ 2,365,074	9.7%
	Gross premiums written - Insurance	65.2%	65.2%	- pts	42.7%	41.7%	1.0 pts
	Gross premiums written - Reinsurance	34.8%	34.8%	- pts	57.3%	58.3%	(1.0) pts
	Net premiums written	$ 850,139	$ 788,938	7.8%	$ 2,250,919	$ 2,032,573	10.7%
	Net premiums earned	$ 840,014	$ 735,027	14.3%	$ 1,628,215	$ 1,431,219	13.8%
	Net premiums earned - Insurance	42.8%	41.0%	1.8 pts	42.2%	39.0%	3.2 pts
	Net premiums earned - Reinsurance	57.2%	59.0%	(1.8) pts	57.8%	61.0%	(3.2) pts
	Net income (loss) available to common shareholders	$ 101,068	204,852	(50.7)%	$ (282,692)	316,664	nm
	Operating income (loss) [a], [b]	83,057	152,761	(45.6)%	(315,809)	239,832	nm
	Reserve for losses and loss expenses	8,402,612	6,718,776	25.1%	8,402,612	6,718,776	25.1%
	Total shareholders' equity	5,332,939	5,495,302	(3.0)%	5,332,939	5,495,302	(3.0)%
PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings (loss) per common share	$0.81	$1.68	(51.5)%	($2.38)	$2.53	nm
	Diluted earnings (loss) per common share	$0.79	$1.51	(47.9)%	($2.38)	$2.28	nm
	Operating diluted earnings (loss) per common share [a], [c]	$0.65	$1.13	(42.5)%	($2.66)	$1.73	nm
	Weighted average common shares outstanding	124,132	121,766	1.9%	118,771	124,961	(5.0)%
	Diluted weighted average common shares outstanding	128,369	135,665	(5.4)%	118,771	138,899	(14.5)%
	Book value per common share	$38.41	$41.54	(7.5)%	$38.41	$41.54	(7.5)%
	Diluted book value per common share (treasury stock method)	$36.78	$36.57	0.6%	$36.78	$36.57	0.6%
	Accumulated dividends paid per common share	$5.19	$4.31	20.4%	$5.19	$4.31	20.4%
FINANCIAL RATIOS	ROACE [d]	8.5%	16.6%	(8.1) pts	(11.4)%	12.7%	(24.0) pts
	Operating ROACE [a], [c]	7.0%	12.4%	(5.4) pts	(12.7)%	9.6%	(22.3) pts
	Net loss and loss expense ratio	67.3%	54.9%	12.4 pts	97.3%	60.9%	36.4 pts
	Acquisition cost ratio	17.6%	16.9%	0.7 pts	17.4%	16.8%	0.6 pts
	General and administrative expense ratio	14.0%	14.4%	(0.4) pts	14.4%	14.4%	- pts
	Combined ratio	98.9%	86.2%	12.7 pts	129.1%	92.1%	37.0 pts
INVESTMENT DATA	Total assets	$ 18,196,848	$ 16,558,280	9.9%	$ 18,196,848	$ 16,558,280	9.9%
	Total cash and invested assets [e]	13,230,408	12,157,045	8.8%	13,230,408	12,157,045	8.8%
	Net investment income	100,018	82,584	21.1%	210,673	187,203	12.5%
	Net realized investment gains	37,477	24,619	52.2%	67,621	40,795	65.8%
	Total return on cash and investments [f]	1.5%	1.3%	0.2 pts	2.4%	3.1%	(0.7) pts
	Return on other investments [g]	2.0%	(0.4)%	2.4 pts	6.6%	2.6%	4.0 pts
	Book yield of fixed maturities	3.3%	3.6%	(0.3) pts	3.3%	3.6%	(0.3) pts

[a] Effective April 1, 2011, we amended our definition of operating income (loss) to exclude after-tax foreign exchange losses (gains). Accordingly, we have restated all prior period operating income, diluted operating earnings per share and operating return on average common equity amounts herein to reflect this change.

[b] Operating income (loss) is a "Non-GAAP financial measure" as defined by Regulation G. See page 26 for reconciliation of operating income to net income (loss) available to common shareholders.

[c] Operating return on average common equity ("ROACE"), also a "Non-GAAP financial measure", is calculated by dividing operating income (loss) for the period by the average common shareholders' equity determined by using the common shareholders' equity balances at the beginning and end of the period. Operating income (loss) for the quarter-periods is annualized. Operating diluted earnings per share is calculated by dividing operating income (loss) for the period by weighted average common shares and share equivalents.

[d] ROACE is calculated by dividing net income (loss) available to common shareholders for the period by the average common shareholders' equity determined by using the common shareholders' equity balances at the beginning and end of the period. Net income (loss) for the quarter-periods is annualized.

[e] Cash and invested assets represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f] In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g] Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

nm not meaningful

1

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q2 2009
UNDERWRITING REVENUES						
Gross premiums written	$ **1,046,163**	$ 1,548,430	$ 634,774	$ 750,687	$ 939,873	$ 914,641
Premiums ceded	**(196,024)**	(147,651)	(146,130)	(124,365)	(150,935)	(213,628)
Net premiums written	**850,139**	1,400,779	488,644	626,322	788,938	701,013
Gross premiums earned	**1,003,613**	944,627	917,480	920,954	905,137	890,194
Ceded premiums amortized	**(163,599)**	(156,426)	(160,162)	(162,081)	(170,110)	(183,424)
Net premiums earned	**840,014**	788,201	757,318	758,873	735,027	706,770
Other insurance related income (loss)	**126**	763	345	884	217	(14,261)
Total underwriting revenues	**840,140**	788,964	757,663	759,757	735,244	692,509
UNDERWRITING EXPENSES						
Net losses and loss expenses	**564,959**	1,019,801	383,345	422,154	403,370	378,252
Acquisition costs	**147,905**	135,356	124,098	123,788	124,176	103,309
General and administrative expenses	**98,302**	95,112	117,674	86,439	86,862	70,418
Total underwriting expenses	**811,166**	1,250,269	625,117	632,381	614,408	551,979
UNDERWRITING INCOME (LOSS)	**28,974**	(461,305)	132,546	127,376	120,836	140,530
OTHER OPERATING REVENUE (EXPENSES)						
Net investment income	**100,018**	110,655	107,889	111,800	82,584	112,220
Net realized investment gains (losses)	**37,477**	30,144	77,772	76,531	24,619	(23,678)
Interest expense and financing costs	**(15,445)**	(15,860)	(15,690)	(15,800)	(15,697)	(7,971)
Total other operating revenues	**122,050**	124,939	169,971	172,531	91,506	80,571
OTHER (EXPENSES) REVENUE						
Foreign exchange (losses) gains	**(18,517)**	(15,058)	5,120	(24,961)	27,229	(24,184)
Corporate expenses **[a]**	**(19,803)**	(21,408)	(22,946)	(16,996)	(19,200)	(16,531)
Total other (expenses) revenue	**(38,320)**	(36,466)	(17,826)	(41,957)	8,029	(40,715)
INCOME (LOSS) BEFORE INCOME TAXES	**112,704**	(372,832)	284,691	257,950	220,371	180,386
Income tax expense	**(2,417)**	(1,709)	(11,129)	(9,890)	(6,300)	(12,006)
NET INCOME (LOSS)	**110,287**	(374,541)	273,562	248,060	214,071	168,380
Preferred share dividends	**(9,219)**	(9,219)	(9,219)	(9,218)	(9,219)	(9,219)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$ **101,068**	$ (383,760)	$ 264,343	$ 238,842	$ 204,852	$ 159,161
KEY RATIOS/PER SHARE DATA						
Net loss and loss expense ratio	**67.3%**	129.4%	50.6%	55.6%	54.9%	53.5%
Acquisition cost ratio	**17.6%**	17.1%	16.4%	16.3%	16.9%	14.6%
General and administrative expense ratio **[a]**	**14.0%**	14.8%	18.6%	13.7%	14.4%	12.3%
Combined ratio	**98.9%**	161.3%	85.6%	85.6%	86.2%	80.4%
Weighted average basic shares outstanding	**124,132**	113,351	117,101	120,091	121,766	137,849
Weighted average diluted shares outstanding	**128,369**	113,351	132,799	134,406	135,665	149,861
Basic earnings per common share	**$0.81**	($3.39)	$2.26	$1.99	$1.68	$1.15
Diluted earnings per common share	**$0.79**	($3.39)	$1.99	$1.78	$1.51	$1.06
ROACE (annualized)	**8.5%**	(31.3)%	20.2%	18.5%	16.6%	15.2%
Operating ROACE (annualized)	**7.0%**	(32.5)%	13.9%	14.6%	12.4%	19.8%

[a] Corporate expenses are included in the calculation of the general and administrative expense ratio.

2

AXIS

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Six months ended June 30,			Year ended December 31,	
	2011	2010	2009	2010	2009
UNDERWRITING REVENUES					
Gross premiums written	$ 2,594,593	$ 2,365,074	$ 2,238,136	$ 3,750,536	$ 3,587,295
Premiums ceded	(343,674)	(332,501)	(374,822)	(602,996)	(770,866)
Net premiums written	2,250,919	2,032,573	1,863,314	3,147,540	2,816,429
Gross premiums earned	1,948,241	1,793,744	1,729,510	3,632,177	3,540,298
Ceded premiums amortized	(320,026)	(362,525)	(357,381)	(684,767)	(748,534)
Net premiums earned	1,628,215	1,431,219	1,372,129	2,947,410	2,791,764
Other insurance related income (loss)	889	843	(23,656)	2,073	(129,681)
Total underwriting revenues	1,629,104	1,432,062	1,348,473	2,949,483	2,662,083
UNDERWRITING EXPENSES					
Net losses and loss expenses	1,584,759	871,632	766,251	1,677,132	1,423,872
Acquisition costs	283,262	240,825	205,285	488,712	420,495
General and administrative expenses	193,415	170,323	139,170	374,436	293,081
Total underwriting expenses	2,061,436	1,282,780	1,110,706	2,540,280	2,137,448
UNDERWRITING INCOME (LOSS)	(432,332)	149,282	237,767	409,203	524,635
OTHER OPERATING REVENUE (EXPENSES)					
Net investment income	210,673	187,203	211,512	406,892	464,478
Net realized investment gains (losses)	67,621	40,795	(64,275)	195,098	(311,584)
Interest expense and financing costs	(31,305)	(24,385)	(15,892)	(55,876)	(32,031)
Total other operating revenues	246,989	203,613	131,345	546,114	120,863
OTHER (EXPENSES) REVENUE					
Foreign exchange (losses) gains	(33,575)	35,376	(23,795)	15,535	(28,561)
Corporate expenses [a]	(41,210)	(35,508)	(34,336)	(75,449)	(77,076)
Total other expenses	(74,785)	(132)	(58,131)	(59,914)	(105,637)
INCOME (LOSS) BEFORE INCOME TAXES	(260,128)	352,763	310,981	895,403	539,861
Income tax expense	(4,126)	(17,661)	(17,703)	(38,680)	(41,975)
NET INCOME (LOSS)	(264,254)	335,102	293,278	856,723	497,886
Preferred share dividends	(18,438)	(18,438)	(18,438)	(36,875)	(36,875)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$ (282,692)	$ 316,664	$ 274,840	$ 819,848	$ 461,011
KEY RATIOS/PER SHARE DATA					
Net loss and loss expense ratio	97.3%	60.9%	55.8%	56.9%	51.0%
Acquisition cost ratio	17.4%	16.8%	15.0%	16.6%	15.1%
General and administrative expense ratio [a]	14.4%	14.4%	12.6%	15.2%	13.2%
Combined ratio	129.1%	92.1%	83.4%	88.7%	79.3%
Weighted average basic shares outstanding	118,771	124,961	137,586	121,728	137,279
Weighted average diluted shares outstanding	118,771	138,899	149,447	136,199	150,371
Basic earnings per common share	($2.38)	$2.53	$2.00	$6.74	$3.36
Diluted earnings per common share	($2.38)	$2.28	$1.84	$6.02	$3.07
ROACE [b]	(11.4)%	12.7%	13.1%	16.2%	10.3%
Operating ROACE [b]	(12.7)%	9.6%	17.3%	12.1%	17.8%

[a] Corporate expenses are included in the calculation of the general and administrative expense ratio.
[b] Annualized for the six-months periods.

3

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Quarter ended June 30, 2011			Six months ended June 30, 2011		
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES						
Gross premiums written	$ 682,097	$ 364,066	$ 1,046,163	$ 1,107,088	$ 1,487,505	$ 2,594,593
Net premiums written	495,049	355,090	850,139	784,365	1,466,554	2,250,919
Gross premiums earned	518,929	484,684	1,003,613	998,838	949,403	1,948,241
Ceded premiums amortized	(159,054)	(4,545)	(163,599)	(311,315)	(8,711)	(320,026)
Net premiums earned	359,875	480,139	840,014	687,523	940,692	1,628,215
Other insurance related income	126	-	126	889	-	889
Total underwriting revenues	360,001	480,139	840,140	688,412	940,692	1,629,104
UNDERWRITING EXPENSES						
Net losses and loss expenses	218,219	346,740	564,959	484,852	1,099,907	1,584,759
Acquisition costs	51,244	96,661	147,905	93,322	189,940	283,262
General and administrative expenses	70,229	28,073	98,302	137,956	55,459	193,415
Total underwriting expenses	339,692	471,474	811,166	716,130	1,345,306	2,061,436
UNDERWRITING INCOME (LOSS)	$ 20,309	$ 8,665	$ 28,974	$ (27,718)	$ (404,614)	$ (432,332)
KEY RATIOS						
Current accident year loss ratio	68.1%	77.4%	73.4%	76.6%	123.3%	103.5%
Prior period reserve development	(7.5%)	(5.2%)	(6.1%)	(6.1%)	(6.4%)	(6.2%)
Net loss and loss expense ratio	60.6%	72.2%	67.3%	70.5%	116.9%	97.3%
Acquisition cost ratio	14.3%	20.1%	17.6%	13.6%	20.2%	17.4%
General and administrative expense ratio	19.5%	5.9%	11.7%	20.1%	5.9%	11.9%
Corporate expense ratio			2.3%			2.5%
Combined ratio	94.4%	98.2%	98.9%	104.2%	143.0%	129.1%

4

AXIS

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q2 2009	Six months ended June 30, 2011	Six months ended June 30, 2010
INSURANCE SEGMENT								
Property	**$ 217,215**	$ 116,231	$ 125,285	$ 150,123	$ 207,184	$ 176,421	**$ 333,446**	$ 325,398
Marine	**97,162**	63,655	33,556	46,403	77,996	61,858	**160,817**	144,855
Terrorism	**6,531**	6,270	7,047	8,029	17,079	10,165	**12,801**	22,170
Aviation	**19,694**	2,803	44,118	9,891	18,649	7,176	**22,498**	21,785
Credit and political risk	**11,499**	10,801	13,169	10,754	9,444	4,222	**22,300**	6,746
Professional lines	**229,546**	136,544	208,400	156,276	219,432	211,417	**366,089**	347,377
Liability	**64,137**	44,878	62,266	50,448	61,817	55,505	**109,015**	115,533
Accident & health	**36,313**	43,809	2,903	1,626	1,292	-	**80,122**	1,958
TOTAL INSURANCE SEGMENT	**682,097**	424,991	496,744	433,550	612,893	526,764	**1,107,088**	985,822
REINSURANCE SEGMENT								
Catastrophe	**114,361**	253,218	8,631	92,479	124,168	132,071	**$ 367,578**	351,949
Property	**69,079**	182,204	27,424	73,080	75,527	110,083	**251,284**	254,025
Professional lines	**56,412**	93,273	66,106	56,963	58,368	70,420	**149,685**	165,167
Credit and bond	**20,336**	236,645	5,997	17,527	2,532	(1,632)	**256,980**	230,605
Motor	**30,799**	195,114	9,408	11,872	9,289	23,771	**225,913**	127,403
Liability	**53,780**	99,015	11,565	56,437	36,680	29,991	**152,795**	170,059
Engineering	**5,130**	50,664	8,443	7,424	7,972	8,839	**55,795**	52,348
Other	**14,169**	13,306	456	1,355	12,444	14,334	**27,475**	27,696
TOTAL REINSURANCE SEGMENT	**364,066**	1,123,439	138,030	317,137	326,980	387,877	**1,487,505**	1,379,252
CONSOLIDATED TOTAL	**$ 1,046,163**	$ 1,548,430	$ 634,774	$ 750,687	$ 939,873	$ 914,641	**$ 2,594,593**	$ 2,365,074

5

AXIS

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q2 2009
UNDERWRITING REVENUES						
Gross premiums written	**$ 682,097**	$ 424,991	$ 496,744	$ 433,550	$ 612,893	$ 526,764
Net premiums written	**495,049**	289,316	349,250	309,277	466,880	313,136
Gross premiums earned	**518,929**	479,908	485,188	477,149	466,627	478,299
Ceded premiums amortized	**(159,054)**	(152,260)	(156,813)	(156,965)	(164,975)	(179,324)
Net premiums earned	**359,875**	327,648	328,375	320,184	301,652	298,975
Other insurance related income (loss)	**126**	763	345	884	217	(14,956)
Total underwriting revenues	**360,001**	328,411	328,720	321,068	301,869	284,019
UNDERWRITING EXPENSES						
Net losses and loss expenses	**218,219**	266,633	132,811	150,860	155,494	187,211
Acquisition costs	**51,244**	42,079	41,553	38,962	40,567	28,306
General and administrative expenses	**70,229**	67,726	86,633	64,147	64,045	52,893
Total underwriting expenses	**339,692**	376,438	260,997	253,969	260,106	268,410
UNDERWRITING INCOME (LOSS)	**$ 20,309**	$ (48,027)	$ 67,723	$ 67,099	$ 41,763	$ 15,609
KEY RATIOS						
Current accident year loss ratio	**68.1%**	85.9%	51.0%	55.8%	61.7%	78.3%
Prior period reserve development	**(7.5%)**	(4.5)%	(10.6)%	(8.7)%	(10.1)%	(15.7)%
Net loss and loss expense ratio	**60.6%**	81.4%	40.4%	47.1%	51.6%	62.6%
Acquisition cost ratio	**14.3%**	12.8%	12.7%	12.2%	13.4%	9.5%
General and administrative expense ratio	**19.5%**	20.7%	26.4%	20.0%	21.2%	17.7%
Combined ratio	**94.4%**	114.9%	79.5%	79.3%	86.2%	89.8%

6

AXIS

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q2 2009
UNDERWRITING REVENUES						
Gross premiums written	**$ 364,066**	$ 1,123,439	$ 138,030	$ 317,137	$ 326,980	$ 387,877
Net premiums written	**355,090**	1,111,463	139,394	317,045	322,058	387,877
Gross premiums earned	**484,684**	464,719	432,291	443,805	438,510	411,895
Ceded premiums amortized	**(4,545)**	(4,166)	(3,348)	(5,116)	(5,135)	(4,100)
Net premiums earned	**480,139**	460,553	428,943	438,689	433,375	407,795
Other insurance related income	**-**	-	-	-	-	695
Total underwriting revenues	**480,139**	460,553	428,943	438,689	433,375	408,490
UNDERWRITING EXPENSES						
Net losses and loss expenses	**346,740**	753,168	250,534	271,294	247,876	191,041
Acquisition costs	**96,661**	93,277	82,545	84,826	83,609	75,003
General and administrative expenses	**28,073**	27,386	31,041	22,292	22,817	17,525
Total underwriting expenses	**471,474**	873,831	364,120	378,412	354,302	283,569
UNDERWRITING INCOME (LOSS)	**$ 8,665**	$ (413,278)	$ 64,823	$ 60,277	$ 79,073	$ 124,921
KEY RATIOS						
Current accident year loss ratio	**77.4%**	171.1%	69.3%	71.8%	68.3%	59.0%
Prior period reserve development	**(5.2)%**	(7.6)%	(10.9)%	(10.0)%	(11.1)%	(12.2)%
Net loss and loss expense ratio	**72.2%**	163.5%	58.4%	61.8%	57.2%	46.8%
Acquisition cost ratio	**20.1%**	20.3%	19.2%	19.4%	19.3%	18.4%
General and administrative expense ratio	**5.9%**	5.9%	7.3%	5.1%	5.3%	4.3%
Combined ratio	**98.2%**	189.7%	84.9%	86.3%	81.8%	69.5%

7

AXIS Capital Holdings Limited

NET INVESTMENT INCOME - QUARTERLY

Six months ended June 30,

Q2 2011 Q1 2011 Q4 2010 Q3 2010 Q2 2010 Q2 2009 2011 2010

Fixed maturities $ 89,203 $ 88,581 $ 84,887 $ 89,580 $ 86,772 $ 100,901 $ 177,784 $ 177,890

Other investments 11,797 25,311 25,391 25,094 (1,985) 11,868 37,108 14,280

Equities 4,074 824 63 917 1,332 1,392 4,898 1,920

Cash and cash equivalents 1,502 2,153 1,595 1,517 989 2,032 3,655 2,724

Short-term investments 472 387 706 308 207 177 859 427

Gross investment income 107,048 117,256 112,642 117,416 87,315 116,370 224,304 197,241

Investment expense (7,030) (6,601) (4,753) (5,616) (4,731) (4,150) (13,631) (10,038)

Net investment income $ 100,018 $ 110,655 $ 107,889 $ 111,800 $ 82,584 $ 112,220 $ 210,673 $ 187,203

AXIS

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Jun 30, 2009
ASSETS						
Investments:						
Fixed maturities, available for sale, at fair value	**$ 10,758,157**	$ 10,726,390	$ 10,482,897	$ 10,664,824	$ 10,064,335	$ 8,872,839
Equities, available for sale, at fair value	**648,264**	502,096	349,254	251,005	201,173	96,875
Other investments, at fair value	**623,650**	554,113	519,296	533,072	547,873	539,545
Short-term investments, at amortized cost	**187,601**	132,512	172,719	129,042	131,104	165,197
Total investments	**12,217,672**	11,915,111	11,524,166	11,577,943	10,944,485	9,674,456
Cash and cash equivalents	**1,066,540**	1,086,189	1,045,355	1,205,393	1,197,543	1,380,863
Accrued interest receivable	**97,384**	94,013	96,364	92,758	94,686	87,361
Insurance and reinsurance premium balances receivable	**1,987,615**	1,880,305	1,343,665	1,536,944	1,722,586	1,707,677
Reinsurance recoverable on paid and unpaid losses	**1,774,601**	1,688,778	1,577,547	1,551,612	1,545,080	1,443,840
Deferred acquisition costs	**494,147**	498,598	359,300	402,887	419,191	374,849
Prepaid reinsurance premiums	**245,442**	212,808	221,396	234,850	271,700	296,994
Securities lending collateral	**-**	-	-	-	107,167	146,350
Receivable for investments sold	**3,782**	8,376	-	11,745	-	10,255
Goodwill and intangible assets	**103,404**	102,847	103,231	89,744	90,473	95,058
Other assets	**206,261**	195,275	174,707	154,399	165,369	171,437
TOTAL ASSETS	**$ 18,196,848**	$ 17,682,300	$ 16,445,731	$ 16,858,275	$ 16,558,280	$ 15,389,140
LIABILITIES						
Reserve for losses and loss expenses	**$ 8,402,612**	$ 8,013,861	$ 7,032,375	$ 6,934,528	$ 6,718,776	$ 6,561,894
Unearned premiums	**2,981,817**	2,938,328	2,333,676	2,614,239	2,781,101	2,671,025
Insurance and reinsurance balances payable	**196,543**	141,483	164,927	123,127	199,463	178,372
Securities lending payable	**-**	-	-	-	107,167	149,288
Senior notes	**994,383**	994,246	994,110	993,976	993,843	499,422
Other liabilities	**133,584**	231,523	275,422	240,338	182,959	253,198
Payable for investments purchased	**154,970**	173,279	20,251	103,129	79,669	166,821
TOTAL LIABILITIES	**12,863,909**	12,492,720	10,820,761	11,009,337	11,062,978	10,480,020
SHAREHOLDERS' EQUITY						
Series A and B preferred shares	**500,000**	500,000	500,000	500,000	500,000	500,000
Common shares	**2,107**	1,958	1,934	1,931	1,930	1,900
Additional paid-in capital	**2,085,215**	2,074,982	2,059,708	2,046,297	2,038,158	1,989,503
Accumulated other comprehensive income (loss)	**218,133**	155,192	176,821	371,625	221,856	(528,261)
Retained earnings	**3,923,395**	3,853,076	4,267,608	4,033,018	3,824,111	3,447,511
Treasury shares, at cost	**(1,395,911)**	(1,395,628)	(1,381,101)	(1,103,933)	(1,090,753)	(501,534)
TOTAL SHAREHOLDERS' EQUITY	**5,332,939**	5,189,580	5,624,970	5,848,938	5,495,302	4,909,119
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	**$ 18,196,848**	$ 17,682,300	$ 16,445,731	$ 16,858,275	$ 16,558,280	$ 15,389,139
Basic common shares outstanding	**125,811**	113,902	112,393	119,958	120,254	137,710
Diluted common shares outstanding	**131,419**	131,402	130,189	137,115	136,613	153,512
Book value per common share	**$38.41**	$41.17	$45.60	$44.59	$41.54	$32.02
Diluted book value per common share	**$36.78**	$35.69	$39.37	$39.01	$36.57	$28.72
Debt (Senior notes) to total capital **[a]**	**15.7%**	16.1%	15.0%	14.5%	15.3%	9.2%
Debt plus preferred shares to total capital	**23.6%**	24.2%	22.6%	21.8%	23.0%	18.5%

[a] The debt to capital ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders' equity and our senior notes.

9

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS PORTFOLIO

Cost or Amortized Cost

Unrealized Gains

Unrealized Losses

Fair Value

Percentage

Fixed Maturities, available for sale

U.S. government and agency $ 1,006,611 $ 3,318 $ (3,326) $ 1,006,603 8%

Non-U.S. government 883,269 24,517 (2,115) 905,671 7%

Corporate debt 4,037,035 122,032 (15,097) 4,143,970 31%

Agency RMBS 2,442,977 52,472 (9,303) 2,486,146 19%

CMBS 399,559 21,900 (997) 420,462 3%

Non-Agency RMBS 237,646 3,035 (9,555) 231,126 2%

ABS 685,485 13,316 (13,251) 685,550 5%

Municipals 860,436 20,666 (2,473) 878,629 6%

Total fixed maturities 10,553,018 261,256 (56,117) 10,758,157 81%

Equities, available for sale 615,452 42,728 (9,916) 648,264 5%

Total available for sale investments $ 11,168,470 $ 303,984 $ (66,033) 11,406,421 86%

Other investments (see below) 623,650 5%

Short-term investments 187,601 1%

Total investments 12,217,672 92%

Cash and cash equivalents [a] 1,066,540 8%

Accrued interest receivable 97,384 1%

Net receivable/(payable) for investments sold (purchased) (151,188) (1)%

Total cash and invested assets $ 13,230,408 100%

Other Investments: Fair Value Percentage

Fund of hedge funds $ 237,331 38%

Hedge funds 224,248 36%

Credit funds 98,794 16%

Collateralized loan obligations - equity tranches 63,277 10%

Total $ 623,650 100%

[a] Includes $195 million of restricted cash and cash equivalents.

AXIS

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

CASH AND INVESTED ASSETS PORTFOLIO	Q2 2011 Fair Value %	Q1 2011 Fair Value %	Q4 2010 Fair Value %	Q3 2010 Fair Value %	Q2 2010 Fair Value %	Q2 2009 Fair Value %
Fixed Maturities:						
U.S. government and agency	**7.6%**	8.3%	6.8%	10.7%	11.7%	16.2%
Non-U.S. government	**6.8%**	6.5%	6.1%	6.2%	6.2%	2.8%
Corporate debt	**31.3%**	31.3%	32.9%	33.7%	33.4%	24.4%
MBS:						
Agency RMBS	**18.8%**	20.3%	20.5%	16.4%	14.0%	20.6%
CMBS	**3.2%**	3.7%	3.8%	3.9%	5.0%	6.5%
Non-agency RMBS	**1.7%**	1.8%	1.9%	1.7%	1.7%	2.3%
ABS	**5.2%**	5.1%	5.2%	5.2%	5.1%	2.8%
Municipals	**6.1%**	6.0%	5.6%	5.6%	5.2%	5.2%
Total Fixed Maturities	**80.7%**	83.0%	82.8%	83.4%	82.3%	80.8%
Equities	**4.9%**	3.9%	2.8%	2.0%	1.7%	0.9%
Other investments	**4.7%**	4.3%	4.1%	4.2%	4.5%	4.9%
Short-term investments	**1.4%**	1.0%	1.4%	1.0%	1.1%	1.5%
Total investments	**91.7%**	92.2%	91.1%	90.6%	89.6%	88.1%
Cash and cash equivalents	**8.1%**	8.4%	8.3%	9.4%	9.9%	12.6%
Accrued interest receivable	**0.8%**	0.7%	0.8%	0.7%	1.2%	0.8%
Net receivable/(payable) for investments sold or purchased	**(0.6)%**	(1.3)%	(0.2)%	(0.7)%	(0.7)%	(1.5)%
Total Cash and Invested Assets	**100.0%**	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY [a]	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and cash equivalents	**7.7%**	7.8%	8.8%	9.4%	9.9%	11.9%
U.S. government and agency	**8.5%**	9.1%	7.4%	11.5%	12.6%	17.4%
AAA	**40.6%**	41.2%	42.6%	38.7%	38.1%	42.5%
AA	**9.6%**	9.0%	9.3%	9.4%	9.5%	7.1%
A	**19.9%**	19.2%	18.6%	17.8%	17.1%	12.9%
BBB	**9.8%**	9.7%	10.0%	10.6%	11.4%	7.3%
Below BBB	**3.9%**	4.0%	3.3%	2.6%	1.4%	0.9%
Total	**100.0%**	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE [a]	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year (includes cash & cash equivalents)	**13.4%**	13.2%	14.4%	16.1%	17.8%	17.7%
From one to five years	**38.1%**	38.1%	35.5%	38.7%	36.4%	30.2%
From five to ten years	**14.2%**	13.2%	14.2%	14.0%	14.9%	15.1%
Above ten years	**2.0%**	1.6%	1.9%	2.0%	2.7%	2.5%
Asset-backed and mortgage-backed securities	**32.3%**	33.9%	34.0%	29.2%	28.2%	34.5%
Total	**100.0%**	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS						
Book yield of fixed maturities	**3.3%**	3.3%	3.3%	3.3%	3.6%	4.0%
Yield to maturity of fixed maturities	**2.7%**	2.9%	2.8%	2.3%	3.2%	4.2%
Average duration of fixed maturities	**3.0 yrs**	3.1 yrs	3.2 yrs	3.1 yrs	3.0 yrs	3.1 yrs
Average credit quality	**AA**	AA	AA	AA	AA	AA+

[a] Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

11

AXIS Capital Holdings Limited

CORPORATE DEBT COMPOSITION

At June 30, 2011

Fair Value

Percentage of of Corporate Debt

Percentage of Total Cash and Invested Assets

Composition by sector - Investment grade [a]

US banking $ 849,796 20.5% 6.4%

Foreign banking 533,674 12.9% 4.0%

Communications 400,620 9.7% 3.0%

Consumer non cyclicals 340,304 8.2% 2.6%

Utilities 334,963 8.1% 2.5%

Finance 283,081 6.8% 2.1%

Non US government guaranteed 250,922 6.1% 1.9%

Industrial 232,011 5.6% 1.8%

Energy 185,034 4.5% 1.4%

Consumer cyclicals 162,665 3.9% 1.2%

Technology 91,910 2.2% 0.7%

Insurance 64,524 1.6% 0.5%

Transportation 35,051 0.7% 0.3%

Total investment grade 3,764,555 90.8% 28.4%

Total non-investment grade 379,415 9.2% 2.9%

Total corporate debt $ 4,143,970 100% 31.3%

Investment Grade Non-Investment Grade

Corporate debt characteristics

Average S&P credit rating A B+

Average duration 3.38 1.08

[a] Included in investment grade corporate debt are $29 million of FDIC guaranteed bonds.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At June 30, 2011

ISSUER [a]

Amortized Cost

Unrealized Gain

Fair Value

% of Total Fixed Maturities

Government Guaranteed [b]

MORGAN STANLEY $ 135,740 $ 3,835 $ 139,575 1.3% $ 3,012

BANK OF AMERICA CORP 134,934 3,695 138,629 1.3% 7,017

JPMORGAN CHASE & CO 133,164 4,810 137,974 1.3% -

CITIGROUP INC 130,105 6,554 136,659 1.3% 11,887

GENERAL ELECTRIC CO 125,868 1,533 127,401 1.2% 3,528

GOLDMAN SACHS GROUP 101,311 3,732 105,043 1.0% -

HSBC HOLDINGS PLC 92,492 2,343 94,835 0.9% -

WELLS FARGO & COMPANY 77,607 2,652 80,259 0.7% -

VERIZON COMMUNICATIONS INC 65,167 5,400 70,567 0.7% -

BP PLC 61,819 3,872 65,691 0.6% -

[a] The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

[b] Amounts guaranteed by the U.S. Federal Deposit Insurance Corporation (“FDIC”) and foreign government and agencies included in Fair Value.

AXIS Capital Holdings Limited

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION

At June 30, 2011

Agencies

AAA

AA

A

BBB

Non Investment Grade

Total

Residential MBS $ 2,486,146 $ 159,450 $ 9,302 $ 935 $ 10,428 $ 51,011 $ 2,717,272

Commercial MBS - 336,552 45,623 36,700 1,587 - 420,462

ABS - 638,567 416 13,684 12,589 20,294 685,550

Total mortgage-backed and asset-backed securities $ 2,486,146 $ 1,134,569 $ 55,341 $ 51,319 $ 24,604 $ 71,305 $ 3,823,284

Percentage of total 65.0% 29.7% 1.4% 1.3% 0.6% 1.9% 100.0%

AXIS

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q2 2009
Reinsurance recoverable on paid losses and loss expenses:						
Insurance	**$ 21,398**	$ 26,525	$ 41,077	$ 31,007	$ 46,511	$ 52,769
Reinsurance	**-**	-	-	5,000	4,995	4,995
Total	**$ 21,398**	$ 26,525	$ 41,077	$ 36,007	$ 51,506	$ 57,764
Reinsurance recoverable on unpaid losses and loss expenses: OSLR						
Insurance	**$ 552,085**	$ 477,084	$ 432,426	$ 424,234	$ 445,871	$ 402,627
Reinsurance	**-**	-	-	-	-	-
Total	**$ 552,085**	$ 477,084	$ 432,426	$ 424,234	$ 445,871	$ 402,627
Reinsurance recoverable on unpaid losses and loss expenses: IBNR						
Insurance	**$ 1,168,450**	$ 1,152,784	$ 1,073,960	$ 1,067,630	$ 1,029,475	$ 974,138
Reinsurance	**51,679**	49,479	47,204	46,020	43,514	31,745
Total	**$ 1,220,129**	$ 1,202,263	$ 1,121,164	$ 1,113,650	$ 1,072,989	$ 1,005,883
Provision against reinsurance recoverables:						
Insurance	**$ (18,571)**	$ (16,706)	$ (16,737)	$ (16,911)	$ (19,941)	$ (15,624)
Reinsurance	**(440)**	(388)	(383)	(5,368)	(5,345)	(6,810)
Total	**$ (19,011)**	$ (17,094)	$ (17,120)	$ (22,279)	$ (25,286)	$ (22,434)
Net reinsurance recoverables:						
Insurance	**$ 1,723,362**	$ 1,639,687	$ 1,530,726	$ 1,505,960	$ 1,501,916	$ 1,413,910
Reinsurance	**51,239**	49,091	46,821	45,652	43,164	29,930
Total	**$ 1,774,601**	$ 1,688,778	$ 1,577,547	$ 1,551,612	$ 1,545,080	$ 1,443,840

15

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable	June 30, 2011							
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders' Equity	Provision Against Reinsurance Recoverables	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$ 1,259,694	$ (23,325)	$ 1,236,369	72.2%	23.2%	$ (10,447)	0.8%	$ 1,249,247
Other reinsurers balances > $20 million	238,829	(11,434)	227,395	13.3%	4.3%	(1,550)	0.6%	237,279
Other reinsurers balances < $20 million	295,089	(47,603)	247,486	14.5%	4.6%	(7,014)	2.4%	288,075
Total	**$ 1,793,612**	**$ (82,362)**	**$ 1,711,250**	**100.0%**	**32.1%**	**$ (19,011)**	**1.1%**	**$ 1,774,601**

At June 30, 2011, 98.2% (December 31, 2010, 97.9%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders' Equity
Transatlantic Reinsurance Co.	13.1%	4.2%
Swiss Reinsurance America Corporation	11.0%	3.5%
Partner Reinsurance Co of US	10.3%	3.3%
Lloyds of London	8.3%	2.7%
Berkley Insurance Company	8.1%	2.6%
Ace Property & Casualty Ins	6.2%	2.0%
XL Reinsurance America Inc	5.8%	1.9%
Munchener Ruckversicherungs Gesellschaft	3.5%	1.1%
Liberty Mutual Insurance Co.	3.0%	1.0%
Munich Re America, Inc	2.9%	0.9%
	72.2%	23.2%

16

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

Quarter ended June 30, 2011 Six months ended June 30, 2011

Reserve for unpaid losses and loss expenses Gross Recoveries Net Gross Recoveries Net

Beginning of period $ 8,013,861 $ (1,666,415) $ 6,347,446 $ 7,032,375 $ (1,540,633) $ 5,491,742

Incurred 697,751 (132,792) 564,959 1,890,600 (305,841) 1,584,759

Paid (375,846) 45,322 (330,524) (652,309) 94,997 (557,312)

Foreign exchange and other 66,846 (3,482) 63,364 131,946 (5,890) 126,056

End of period [a] $ 8,402,612 $ (1,757,367) $ 6,645,245 $ 8,402,612 $ (1,757,367) $ 6,645,245

[a] At June 30, 2011, the gross reserve for losses and loss expenses included IBNR of $5,533 million, or 66%, of total gross reserves for loss and loss expenses. At December 31, 2011, the comparable amount was $4,935 million, or 70%.

AXIS

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended June 30, 2011			Six months ended June 30, 2011		
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$ 199,117	$ 176,729	$ 375,846	$ 288,507	$ 363,802	$ 652,309
Reinsurance recoveries	(45,322)	-	(45,322)	(94,997)	-	(94,997)
Net losses paid	153,795	176,729	330,524	193,510	363,802	557,312
Change in:						
Reported case reserves	73,868	214,366	288,234	285,724	408,574	694,298
IBNR	75,879	(42,207)	33,672	212,044	331,949	543,993
Reinsurance recoveries on unpaid loss and loss expense reserves	(85,323)	(2,148)	(87,471)	(206,426)	(4,418)	(210,844)
Total net incurred losses and loss expenses	$ 218,219	$ 346,740	$ 564,959	$ 484,852	$ 1,099,907	$ 1,584,759
Gross reserve for losses and loss expenses	$ 4,026,267	$ 4,376,345	$ 8,402,612	$ 4,026,267	$ 4,376,345	$ 8,402,612
Prior years net favorable reserve development	$ 26,754	$ 24,796	$ 51,550	$ 41,481	$ 59,773	$ 101,254
Key Ratios						
Net paid to net incurred percentage	70.5%	51.0%	58.5%	39.9%	33.1%	35.2%
Net paid losses / Net premiums earned	42.7%	36.8%	39.4%	28.1%	38.7%	34.2%
Change in net loss and loss expense reserves / Net premiums earned	17.9%	35.4%	27.9%	42.4%	78.2%	63.1%
Net loss and loss expense ratio	60.6%	72.2%	67.3%	70.5%	116.9%	97.3%

18

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

Q2 2011 Q1 2011 Q4 2010 Q3 2010 Q2 2010 Q2 2009

Gross losses paid $ 199,117 $ 89,390 $ 203,863 $ 218,495 $ 384,703 $ 226,204

Reinsurance recoveries (45,322) (49,676) (78,224) (63,619) (87,703) (65,170)

Net losses paid 153,795 39,714 125,639 154,876 297,000 161,034

Change in:

Reported case reserves 73,868 211,857 13,991 (88,805) 81,219 (38,506)

IBNR 75,879 136,165 5,653 95,595 (143,990) 65,060

Reinsurance recoveries on unpaid loss and loss expense reserves (85,323) (121,102) (12,472) (10,806) (78,735) (377)

Total net incurred losses and loss expenses $ 218,219 $ 266,634 $ 132,811 $ 150,860 $ 155,494 $ 187,211

Gross reserve for losses and loss expenses $ 4,026,267 $ 3,865,548 $ 3,512,002 $ 3,488,114 $ 3,460,339 $ 3,654,192

Prior years net favorable reserve development $ 26,754 $ 14,728 $ 34,603 $ 27,823 $ 30,541 $ 46,860

Key Ratios

Net paid to net incurred percentage 70.5% 14.9% 94.6% 102.7% 191.0% 86.0%

Net paid losses/Net premiums earned 42.7% 12.1% 38.2% 48.4% 98.5% 53.9%

Change in net loss and loss expense reserves / Net premiums earned 17.9% 69.3% 2.2% (1.3%) (46.9%) 8.8%

Net loss and loss expense ratio 60.6% 81.4% 40.4% 47.1% 51.6% 62.6%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

Q2 2011 Q1 2011 Q4 2010 Q3 2010 Q2 2010 Q2 2009

Gross losses paid $ 176,729 $ 187,073 $ 173,651 $ 182,404 $ 148,580 $ 144,913

Reinsurance recoveries - - - - - -

Net losses paid 176,729 187,073 173,651 182,404 148,580 144,913

Change in:

Reported case reserves 214,366 194,207 161,567 36,785 34,429 (19,222)

IBNR (42,207) 374,157 (83,515) 54,589 67,699 66,016

Reinsurance recoveries on unpaid loss and loss expense reserves (2,148) (2,270) (1,169) (2,484) (2,832) (666)

Total net incurred losses and loss expenses $ 346,740 $ 753,167 $ 250,534 $ 271,294 $ 247,876 $ 191,041

Gross reserve for losses and loss expenses $ 4,376,345 $ 4,148,313 $ 3,520,373 $ 3,446,414 $ 3,258,437 $ 2,907,702

Prior years net favorable reserve development $ 24,796 $ 34,976 $ 46,673 $ 43,884 $ 48,065 $ 49,882

Key Ratios

Net paid to net incurred percentage 51.0% 24.8% 69.3% 67.2% 59.9% 75.9%

Net paid losses / Net premiums earned 36.8% 40.6% 40.5% 41.6% 34.3% 35.5%

Change in net loss and loss expense reserves / Net premiums earned 35.4% 122.9% 17.9% 20.2% 22.9% 11.3%

Net loss and loss expense ratio 72.2% 163.5% 58.4% 61.8% 57.2% 46.8%

AXIS

AXIS Capital Holdings Limited

IMPACT OF MAJOR 2011 CATASTROPHE EVENTS

	Australia[a]	Christchurch Earthquake	Japan	*Q1 Events Total*	Christchurch Aftershock	U.S. Weather[b]	*Q2 Events Total*	*Total*
Gross loss and loss expenses								
Insurance	$ 1,800	$ 34,487	$ 77,500	***$ 113,787***	$ -	$ 36,857	***$ 36,857***	***$ 150,644***
Reinsurance	73,510	305,000	175,000	***553,510***	31,438	37,735	***69,173***	***622,683***
Total	75,310	339,487	252,500	***667,297***	31,438	74,592	***106,030***	***773,327***
Net loss and loss expenses								
Insurance	1,800	20,000	25,000	***46,800***	-	36,857	***36,857***	***83,657***
Reinsurance	73,510	305,000	175,000	***553,510***	31,438	37,735	***69,173***	***622,683***
Total	75,310	325,000	200,000	***600,310***	31,438	74,592	***106,030***	***706,340***
Gross premiums earned [c]								
Reinsurance	1,927	2,918	4,544	***9,389***	457	-	***457***	***9,846***
Ceded premiums expensed [d]								
Insurance	-	511	5,127	***5,638***	-	-	***-***	***5,638***
Total impact before income tax								
Insurance	1,800	20,511	30,127	***52,438***	-	36,857	***36,857***	***89,295***
Reinsurance	71,583	302,082	170,456	***544,121***	30,981	37,735	***68,716***	***612,837***
Total	73,383	322,593	200,583	***596,559***	30,981	74,592	***105,573***	***702,132***
Income tax benefit	(135)	(515)	(2,424)	***(3,074)***	-	(7,920)	***(7,920)***	***(10,994)***
Total impact after income tax	**$ 73,248**	**$ 322,078**	**$ 198,159**	***$ 593,485***	**$ 30,981**	**$ 66,672**	***$ 97,653***	***$ 691,138***

[a] Includes January floods and Cyclone Yasi.
[b] Series of severe weather events in April and May, including tornadoes.
[c] The impact of the catastrophes on gross premiums earned relates to the accelerated recognition of unearned premiums on impacted contracts in our reinsurance segment, as well as the applicable earnings for reinstatement premiums covering the remaining risk period.
[d] The impact of the catastrophes on ceded premiums expensed relates to reinstatement premiums for reinsurance protection purchased for our insurance segment.

21

AXIS Capital Holdings Limited

NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JULY 1, 2011

		Estimated Net Exposures (millions of U.S. dollars)		
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event				
Southeast [a]	U.S. Hurricane	$ 450	$ 682	$ 929
Northeast [b]	U.S. Hurricane	71	265	613
Mid-Atlantic [c]	U.S. Hurricane	150	484	1,016
Gulf of Mexico [d]	U.S. Hurricane	296	437	746
California	Earthquake	469	682	1,027
Europe	Windstorm	335	452	644
Japan	Earthquake	184	279	547
Japan	Windstorm	71	117	138

The above table shows our Probable Maximum Loss ("PML") to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at July 1, 2011. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.

As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.

We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS[e]. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.

A supplementary disclosure entitled "*Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management*" is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management's judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.

Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

[a] Includes Georgia, Florida, North Carolina, South Carolina and Tennessee.
[b] Includes Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
[c] Includes Delaware, Maryland, New Jersey, New York, Pennsylvania, Virginia, Washington D.C. and West Virginia.
[d] Includes Alabama, Louisiana, Mississippi and Texas.
[e] The PML estimates above do not incorporate the latest RMS model for U.S. hurricane and European wind. We are currently in the process of validating the key assumptions underlying these latest RMS models.

22

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

Quarter ended June 30, Six months ended June 30,

2011 2010 2011 2010

Net income (loss) available to common shareholders $ 101,068 $ 204,852 $ (282,692) $ 316,664

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:

Weighted average basic shares outstanding 124,132 121,766 118,771 124,961

Dilutive share equivalents:

Warrants [a] 2,915 11,866 - 11,771

Stock compensation plans [a] 1,322 2,033 - 2,167

Weighted average diluted shares outstanding 128,369 135,665 118,771 138,899

EARNINGS (LOSS) PER COMMON SHARE

Basic $0.81 $1.68 ($2.38) $2.53

Diluted $0.79 $1.51 ($2.38) $2.28

[a] Due to the net loss incurred in the six months ended June 30, 2011, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q2 2009
Net income (loss) available to common shareholders	**$ 101,068**	$ (383,760)	$ 264,343	$ 238,842	$ 204,852	$ 159,161
COMMON SHARES OUTSTANDING						
Common shares - at beginning of period	**113,902**	112,393	119,958	120,254	124,155	137,622
Shares issued **[a]**	**11,917**	1,908	215	148	76	93
Shares repurchased for treasury	**(8)**	(399)	(7,780)	(444)	(3,977)	(5)
Common shares - at end of period	**125,811**	113,902	112,393	119,958	120,254	137,710
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING						
Weighted average basic shares outstanding	**124,132**	113,351	117,101	120,091	121,766	137,849
Dilutive share equivalents:						
Warrants [a], [b]	**2,915**	-	12,873	12,012	11,866	10,018
Stock compensation plans [b]	**1,322**	-	2,825	2,303	2,033	1,994
Weighted average diluted shares outstanding	**128,369**	113,351	132,799	134,406	135,665	149,861
EARNINGS (LOSS) PER COMMON SHARE						
Basic	**$0.81**	($3.39)	$2.26	$1.99	$1.68	$1.15
Diluted	**$0.79**	($3.39)	$1.99	$1.78	$1.51	$1.06

[a] The cashless exercise of 18,103 warrants resulted in the issuance of 11,853 shares during the three months ended June 30, 2011.
[b] Due to the net loss incurred in the three months ended March 31, 2011, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

24

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

At June 30, 2011

Weighted Average Strike Price Common Shareholders’ Equity Outstanding Common Shares net of Treasury Shares Per share

Closing stock price $30.96

Book value per common share $ 4,832,939 125,811 $38.41

Dilutive securities:

Warrants $10.45 - 1,133 (0.34)

Restricted stocks - 3,439 (0.99)

Options $21.91 - 633 (0.19)

Restricted and phantom stock units - 403 (0.11)

Diluted book value per common share $ 4,832,939 131,419 $36.78

At December 31, 2010

Weighted Average Strike Price Common Shareholders’ Equity Outstanding Common Shares net of Treasury Shares Per share

Closing stock price $35.88

Book value per common share $ 5,124,970 112,393 $45.60

Dilutive securities:

Warrants $12.31 - 12,999 (4.73)

Restricted stocks - 3,592 (1.13)

Options $22.26 - 880 (0.28)

Restricted and phantom stock units - 325 (0.09)

Diluted book value per common share $ 5,124,970 130,189 $39.37

[a] This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

Quarter ended June 30, Six months ended June 30,

2011 2010 2011 2010

Net income (loss) available to common shareholders $ 101,068 $ 204,852 $ (282,692) $ 316,664

Adjustment for net realized investment gains (37,477) (24,619) (67,621) (40,795)

Adjustment for associated tax impact 894 (53) 896 (39)

Adjustment for foreign exchange losses (gains) 18,518 (27,229) 33,575 (35,376)

Adjustment for associated tax impact 54 (190) 33 (622)

Operating income (loss) $ 83,057 $ 152,761 $ (315,809) $ 239,832

Net income (loss) per share - diluted $ 0.79 $ 1.51 $ (2.38) $ 2.28

Adjustment for net realized investment gains (0.29) (0.18) (0.57) (0.29)

Adjustment for associated tax impact 0.01 - 0.01 -

Adjustment for foreign exchange losses (gains) 0.14 (0.20) 0.28 (0.26)

Adjustment for associated tax impact - - - -

Operating income (loss) $ 0.65 $ 1.13 $ (2.66) $ 1.73

Weighted average common shares and common share equivalents - diluted 128,369 135,665 118,771 138,899